EXHIBIT 99.1

TIPTREE ANNOUNCES CLOSING OF STRATEGIC INVESTMENT IN FORTEGRA FROM WARBURG PINCUS LLC

NEW YORK--(BUSINESS WIRE) -- Tiptree Inc. (NASDAQ:TIPT) (“Tiptree” or the “Company”), today announced the closing of the previously announced $200 million strategic investment in its insurance subsidiary, The Fortegra Group, Inc. (“Fortegra”) from Warburg Pincus, a leading global growth investor.

The investment gives Warburg Pincus an approximately 24% ownership in Fortegra on an as-converted basis. Up to $60 million of the proceeds will be used to support Fortegra’s growth opportunities with the remainder used to repay Tiptree’s existing indebtedness and for general corporate purposes.

This transaction highlights the underlying intrinsic value of Fortegra to Tiptree shareholders, representing a significant milestone for the Company. Fortegra is a rapidly growing and consistently profitable specialty insurer, underwriting over $2.3 billion of gross written premiums and premium equivalents annually. The business underwrites and administers a variety of specialty insurance products and warranty solutions across the United States and Europe.

Fortegra’s strong financial performance in 2021 and the first quarter of 2022 demonstrates the growth trajectory and consistent underwriting results of the business. With the backing of Tiptree and Warburg Pincus, Fortegra enters its next phase of growth focused on the specialty admitted and E&S lines, while maintaining its historically strong underwriting principles.

Advisors

Barclays acted as exclusive financial advisor and Ropes & Gray LLP and Sidley Austin LLP provided legal counsel to Tiptree and Fortegra. BofA Securities acted as exclusive financial advisor and Willkie Farr & Gallagher LLP provided legal counsel to Warburg Pincus.

About Tiptree

Tiptree Inc. (NASDAQ: TIPT) allocates capital to select small and middle market companies with the mission of building long-term value. Established in 2007, we have a significant track record investing in the insurance sector and across a variety of other industries, including mortgage origination, specialty finance and shipping. With proprietary access and a flexible capital base, we seek to uncover compelling investment opportunities and support management teams in unlocking the full value potential of their businesses. For more information, please visit tiptreeinc.com and follow us on LinkedIn.

About Fortegra

The Fortegra Group, LLC is a global specialty insurer. Fortegra and its subsidiaries underwrite and administer a comprehensive and diverse set of admitted and surplus insurance products and warranty solutions across the United States and around the world. For over 40 years, Fortegra's collaborative approach, experienced team, and innovative products have fueled consistent growth and increasing demand from both domestic and international partners. The Company holds an A.M. Best Financial Strength Rating of A- (Excellent). For more information on Fortegra, visit: https://www.fortegra.com.

About Warburg Pincus

Warburg Pincus is a leading global growth investor. The firm has more than $80 billion in assets under management. The firm’s active portfolio of more than 245 companies is highly diversified by stage, sector, and geography. Warburg Pincus is an experienced partner to management teams seeking to build durable companies with sustainable value. Founded in 1966, Warburg Pincus has raised 21 private equity and 2 real estate funds, which have invested more than $100 billion in over 1,000 companies in more than 40 countries. The firm is headquartered in New York with offices in Amsterdam, Beijing, Berlin, Hong Kong, Houston, London, Luxembourg, Mumbai, Mauritius, San Francisco, São Paulo, Shanghai, and Singapore. For more information please visit www.warburgpincus.com. Follow us on LinkedIn.

Special Note Regarding Forward-Looking Statements

This press release contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” "view," “confident,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements.

Contacts

Tiptree
Scott McKinney
smckinney@tiptreeinc.com

Fortegra
Holly Bohn
hbohn@fortegra.com

Warburg Pincus
Kerrie Cohen
Kerrie.Cohen@warburgpincus.com

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